UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-02333

New Perspective Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: September 30, 2017

Michael W. Stockton

New Perspective Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

New Perspective Fund® Annual report for the year ended September 30, 2017

We believe high-
conviction investing
and diverse
perspectives lead
to better results.

New Perspective Fund seeks to provide you with long-term growth of capital. Future income is a secondary objective.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com.

See page 4 for Class A share results with relevant sales charges deducted. For other share class results, visit americanfunds.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors
4	The value of a long-term perspective
6	Summary investment portfolio
9	Financial statements
34	Board of trustees and other officers

Fellow investors:

In a 12-month span when global equity markets repeatedly hit record highs, New Perspective Fund produced solid returns and exceeded all of its benchmarks for the fiscal year ended September 30, 2017.

The fund returned 20.87% for shareholders who reinvested the dividend of 29 cents a share and capital gain distribution of $1.08 a share paid in December 2016. This return surpassed the 18.65% increase recorded by the fund’s primary benchmark, the unmanaged MSCI ACWI (All Country World Index), which measures returns for equity markets in more than 40 developed and emerging markets countries.

New Perspective Fund outpaced its peers, as well, as reflected by the Lipper Global Funds Index, which advanced 19.41% during the fiscal year. Over longer time frames, the fund’s results compare favorably to its benchmark and peer group, as shown in the table below.

Strong gains in resilient markets

World equity markets rallied during the October-to-September period, boosted by improving economic growth in the United States, Europe, Japan and many emerging markets. In a number of key sectors, corporate earnings growth accelerated at a rapid pace as companies benefited from greater consumer spending, expanding trade activity and a low interest rate environment. Central bank stimulus measures, particularly in Europe and Japan, also provided support for economies struggling to combat deflationary pressures.

Markets consistently climbed higher despite challenges arising from volatile

Results at a glance

For periods ended September 30, 2017, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 3/13/73)

New Perspective Fund (Class A shares)	20.87%	12.50%	6.40%	12.30%
MSCI ACWI (All Country World Index)[1,2]	18.65	10.20	3.88	—[3]
Standard & Poor’s 500 Composite Index[4]	18.61	14.22	7.44	10.44
Lipper Global Funds Index	19.41	11.14	4.22	—[5]

[1]	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Source: MSCI.
[2]	Results reflect dividends net of withholding taxes.
[3]	The MSCI ACWI began operations on December 31, 1987.
[4]	The Standard & Poor’s 500 Composite Index is a market capitalization-weighted index based on the results of approximately 500 widely held common stocks. The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. S&P source: S&P Dow Jones Indices LLC.
[5]	The Lipper Global Funds Index began operations on December 31, 1983. Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category. Lipper source: Thomson Reuters Lipper.

New Perspective Fund	1

politics in Western democracies and increasing tensions with Russia and North Korea. Pivotal elections in the U.S. and Europe served to reshape the political landscape. The election of President Donald Trump in the U.S. and President Emmanuel Macron in France fueled investor hopes for business-friendly government policies, regulatory rollbacks, and potentially better economic growth and higher inflation in the years ahead.

All sectors rise

All sectors within the MSCI ACWI generated positive returns for the 12-month period, led by 30% gains in the information technology and financial sectors. Investor enthusiasm for new products and solid earnings growth drove share prices higher among the world’s largest tech companies, including Alphabet, Apple, Facebook and Microsoft. Shares of financial companies, particularly commercial banks, rose amid expectations for higher interest rates as the U.S. Federal Reserve moved to tighten monetary policy. Banking giants Citigroup, Bank of America and HSBC were among the biggest gainers.

Cyclical sectors generally outpaced defensive areas of the market amid signs of a synchronized global economic recovery. Stocks in the industrials and materials sectors each rose more than 20% on expectations for greater infrastructure spending, higher demand for aircraft and signs of a sustainable recovery in manufacturing worldwide. Meanwhile, telecommunications services stocks lagged the overall market, rising about 3% during the period. Telecom companies came under pressure amid fierce competition for new wireless customers, resulting in significant price reductions for consumers.

Inside the portfolio

Select investments in the information technology sector produced strong returns for the fund. Companies engaged in mobile internet technology were among the biggest contributors to results, including semiconductor equipment maker ASML, chipmaker Broadcom, and AAC Technologies, a China-based manufacturer of miniaturized speakers and other components. All three companies are part of the Apple iPhone supply chain. They have benefited greatly from booming demand for specialized chips and other components used in a soaring array of other internet-connected devices.

Investments in the consumer discretionary sector also boosted returns. Netflix was the largest contributor to results within the sector. Netflix shares rallied as the video streaming giant expanded into new international markets, enlarged its subscriber base and spent heavily on new content. In the materials sector, shares of mining company Vale rose on higher prices for iron ore, improving profitability and aggressive debt reduction measures. Among industrials stocks, Airbus shares advanced amid increasing demand for more fuel-efficient airplanes.

Certain investments in the health care sector disappointed for the 12-month

The New Geography of Investing®

New Perspective Fund invests primarily in companies based in developed markets in Europe and the United States. While emerging markets make up a small portion of the fund’s investments (11%) by country of domicile, the importance of these markets becomes clear when looking at the companies in terms of where they generate revenue (32%).

Equity portion breakdown by domicile (%)

Region	Fund	Index
■ United States	52%	52%
■ Canada	2	3
■ Europe	27	22
■ Japan	6	7
■ Asia-Pacific ex. Japan	2	4
■ Emerging markets	11	12
Total	100%	100%

Equity portion breakdown by revenue (%)

Region	Fund	Index
■ United States	38%	40%
■ Canada	2	3
■ Europe	19	18
■ Japan	6	7
■ Asia-Pacific ex. Japan	3	4
■ Emerging markets	32	28
Total	100%	100%

Source: Capital Group as of 9/30/2017.

Compared with the MSCI ACWI as a percent of net assets. All figures include convertible securities.

2	New Perspective Fund

period. Shares of Novo Nordisk, the world’s largest maker of insulin products, declined sharply in the second half of 2016 due to an increasingly difficult environment for future price increases. Novo Nordisk has been a successful long-term investment; however, given the pricing challenges, its position in the fund was significantly reduced. Elsewhere in the portfolio, shares of oil field services giant Schlumberger fell amid slumping oil prices, and shares of British American Tobacco detracted after the U.S. Food and Drug Administration announced a regulatory plan to reduce nicotine levels in cigarettes.

Looking ahead

As global equity markets continue to stage an impressive rally, we remain optimistic about the long-term outlook. The U.S., Europe and Japan appear to be experiencing a broad-based economic recovery, while many emerging markets are enjoying even faster growth amid rising commodities prices, impressive technology advances and a weakening U.S. dollar. Moreover, investor sentiment in Europe has improved dramatically after elections in France and Germany returned a measure of stability to the European Union.

In the short term, the outlook is less compelling as high valuations in virtually all sectors call into question the sustainability of this remarkable bull market. After such a long period of gains, it is not uncommon to experience a decline of 10% or more. We are not predicting such a correction, but we would not be surprised by it either. This is one reason the fund maintains relatively high cash levels. We see declining share prices as an opportunity to invest in strong, multinational companies that we believe will ride out the short-term turbulence and emerge stronger on the other side. If and when this happens, we intend to closely evaluate the opportunities and take action.

In the meantime, we are proud of the fund’s strong results over the past 12 months. We thank you for your commitment to New Perspective Fund, and we look forward to reporting to you again in six months.

Sincerely,

Robert W. Lovelace

President

November 8, 2017

For current information about the fund, visit americanfunds.com.

Why your annual report has a different look

You have probably noticed that this annual report doesn’t look like the glossier reports of the past. After surveying a large, representative sample of our investors, we have decided to make a few key changes to these documents and have adjusted the look and feel of our reports (e.g., paper stock and design standards) to reflect the prevailing industry norm. These changes will reduce costs and the amount of paper we consume.

You also told us that we should be considering ways to deliver the valuable perspective of our investment professionals to you digitally. We are in the process of building our digital investor education content on our website, which will provide a platform for investment professionals to communicate with investors using the channels that you access more often.

If you have not already done so, you can elect to receive your annual reports electronically. Once you do, you will receive an email notification as soon as the documents are available. To learn more, visit americanfunds.com/gopaperless. ■

Largest equity holdings

Equity	Percent of net assets
Amazon	3.2%
TSMC	2.3
Facebook	2.3
ASML	2.1
Alphabet	1.9
Naspers	1.8
Microsoft	1.8
Broadcom	1.5
JPMorgan Chase	1.5
Regeneron Pharmaceuticals	1.4

Where the fund’s assets are invested

(percent invested by country of domicile)

	September 30
	2017	2016
The Americas	51.8%	51.8%
United States	48.7	49.0
Canada	1.6	1.8
Brazil	.9	.6
Mexico	.6	.4

Europe	24.9	25.0
Euro zone*	14.8	11.6
United Kingdom	5.2	5.7
Switzerland	2.5	2.9
Denmark	1.4	4.0
Sweden	.6	.7
Norway	.4	.1

Asia/Pacific Basin	14.8	14.1
Japan	6.1	6.8
Taiwan	2.7	2.0
South Korea	1.9	1.0
Hong Kong	1.6	2.1
India	1.3	1.4
China	.7	.1
Australia	.3	.5
Singapore	.2	.2

Other	2.3	2.4

Short-term securities & other assets less liabilities	6.2	6.7

Total	100.0%	100.0%

*	Countries using the euro as a common currency: Belgium, Finland, France, Germany, Ireland, Italy, the Netherlands and Spain.

New Perspective Fund	3

The value of a long-term perspective

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	Includes reinvested dividends of $194,726 and reinvested capital gain distributions of $625,515.
[4]	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Source: MSCI.
[5]	From March 13, 1973, through December 31, 1987, the MSCI World Index was used because the MSCI ACWI did not exist. MSCI World Index results reflect dividends net of withholding taxes, and MSCI ACWI results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.
[6]	For the period March 13, 1973, commencement of operations, through September 30, 1973.

$3,000,000
1,000,000
100,000
10,000
5,000

Average annual total returns based on a $1,000 investment (for periods ended September 30, 2017)*

	1 year	5 years	10 years
Class A shares	13.93%	11.18%	5.78%

**Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.*

The total annual fund operating expense ratio is 0.75% for Class A shares as of the prospectus dated December 1, 2017 (unaudited).

Year ended September 30	1973[6]	1974	1975	1976	1977	1978	1979	1980	1981	1982	1983	1984	1985	1986	1987	1988
Total value																
(dollars in thousands)																
Dividends reinvested	–	$ .3	.4	.3	.3	.3	.4	.5	.9	1.7	1.8	1.2	1.2	1.2	1.4	1.8
Value at year-end	$9.9	7.4	10.8	12.7	13.0	17.3	20.1	24.8	25.3	27.1	39.1	39.5	45.5	63.2	94.7	81.2
NPF total return	(0.7)	(25.5)	45.5	18.1	2.6	32.9	15.9	23.7	1.8	7.3	44.0	1.0	15.4	38.8	49.7	(14.2)

4	New Perspective Fund

How a $10,000 investment has grown

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,4252. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

New Perspective Fund	5

Summary investment portfolio September 30, 2017

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	48.66%
Euro zone*	14.81
Japan	6.09
United Kingdom	5.20
Taiwan	2.66
Switzerland	2.48
South Africa	2.18
South Korea	1.87
Canada	1.56
Other countries	8.34
Short-term securities & other assets less liabilities	6.15
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, Finland, France, Germany, Ireland, Italy, the Netherlands and Spain.

Common stocks 93.56%	Shares	Value (000)
Information technology 24.67%
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	221,552,994	$1,593,438
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	2,954,600	110,945
Facebook, Inc., Class A2	9,802,000	1,674,868
ASML Holding NV1	6,292,109	1,073,378
ASML Holding NV (New York registered)	2,759,470	472,421
Alphabet Inc., Class C2	936,887	898,578
Alphabet Inc., Class A2	525,700	511,884
Microsoft Corp.	17,348,800	1,292,312
Broadcom Ltd.	4,473,400	1,084,978
Samsung Electronics Co., Ltd.[1]	428,488	963,116
Samsung Electronics Co., Ltd., nonvoting preferred[1]	7,128	12,875
Visa Inc., Class A	7,760,900	816,757
Murata Manufacturing Co., Ltd.[1]	5,265,241	778,434
Nintendo Co., Ltd.[1]	1,898,900	703,808
MasterCard Inc., Class A	4,595,900	648,941
AAC Technologies Holdings Inc.[1]	25,550,210	431,563
Other securities		4,992,335
		18,060,631

Consumer discretionary 16.94%
Amazon.com, Inc.[2]	2,468,440	2,373,035
Naspers Ltd., Class N1	6,129,901	1,338,108
Priceline Group Inc.[2]	535,680	980,734
Norwegian Cruise Line Holdings Ltd.[2]	9,718,000	525,258
Tesla, Inc.[2]	1,442,000	491,866
Starbucks Corp.	9,079,100	487,638
Peugeot SA1	19,433,236	462,868
Netflix, Inc.[2]	2,549,000	462,261
LVMH Moët Hennessy-Louis Vuitton SE1	1,544,166	425,720
Other securities		4,857,297
		12,404,785

Financials 10.90%
JPMorgan Chase & Co.	11,172,300	1,067,066
CME Group Inc., Class A	6,942,800	941,999
AIA Group Ltd.[1]	111,018,600	823,347
Chubb Ltd.	4,220,800	601,675
Prudential PLC[1]	20,267,222	485,290
BNP Paribas SA1	5,791,770	467,357
Other securities		3,590,281
		7,977,015

6	New Perspective Fund

	Shares	Value (000)
Consumer staples 9.69%
British American Tobacco PLC[1]	14,398,915	$900,232
Nestlé SA1	10,542,047	882,911
Pernod Ricard SA1	6,378,796	881,997
Associated British Foods PLC[1]	9,834,326	421,108
Other securities		4,005,476
		7,091,724

Health care 9.53%
Regeneron Pharmaceuticals, Inc.[2]	2,219,947	992,583
Incyte Corp.[2]	6,623,200	773,192
Bayer AG1	4,145,893	564,976
Intuitive Surgical, Inc.[2]	491,400	513,946
Boston Scientific Corp.[2]	17,441,100	508,757
Novo Nordisk A/S, Class B1	10,526,710	505,370
Thermo Fisher Scientific Inc.	2,257,974	427,209
Other securities		2,687,664
		6,973,697

Industrials 9.19%
Airbus SE, non-registered shares[1]	7,000,039	666,282
Ryanair Holdings PLC (ADR)[2]	5,248,261	553,272
ASSA ABLOY AB, Class B1	20,969,543	479,835
Other securities		5,031,276
		6,730,665

Materials 5.22%
Vale SA, ordinary nominative (ADR)	50,934,919	512,915
Vale SA, ordinary nominative	10,731,155	107,984
Asahi Kasei Corp.[1]	38,649,973	476,213
DowDuPont Inc.	6,490,005	449,303
Praxair, Inc.	3,203,100	447,601
Other securities		1,829,616
		3,823,632

Energy 3.88%
Reliance Industries Ltd.[1]	47,010,000	563,201
Enbridge Inc. (CAD denominated)	12,252,762	511,812
Other securities		1,769,375
		2,844,388

Telecommunication services 1.48%
SoftBank Group Corp.[1]	6,062,234	490,011
Other securities		590,514
		1,080,525

Other 0.97%
Other securities		709,267

Miscellaneous 1.09%
Other common stocks in initial period of acquisition		795,648

Total common stocks (cost: $40,703,028,000)		68,491,977

Convertible bonds 0.23%	Principal amount (000)
Other 0.23%
Other securities		169,270

Total convertible bonds (cost: $170,884,000)		169,270

Bonds, notes & other debt instruments 0.06%
U.S. Treasury bonds & notes 0.06%
U.S. Treasury 0.06%
Other securities		42,797

Total bonds, notes & other debt instruments (cost: $42,796,000)		42,797

New Perspective Fund	7

Short-term securities 6.05%	Principal amount (000)	Value (000)
Federal Home Loan Bank 1.02%–1.12% due 11/1/2017–2/21/2018	$718,400	$717,145
Nestlé Finance International Ltd. 1.19% due 11/7/2017	50,000	49,940
Other securities		3,656,809

Total short-term securities (cost: $4,423,849,000)		4,423,894
Total investment securities 99.90% (cost: $45,340,557,000)		73,127,938
Other assets less liabilities 0.10%		76,831

Net assets 100.00%		$73,204,769

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” also includes securities (with an aggregate value of $2,604,030,000, which represented 3.56% of the net assets of the fund) which were acquired in transactions exempt from registration under Section 4(2) of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

Forward currency contracts

Contract amount				Unrealized appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 9/30/2017 (000)
USD54,799	JPY6,050,000	Bank of New York Mellon	10/12/2017	$999
USD1,598	JPY175,930	Bank of America, N.A.	10/19/2017	33
USD35,499	JPY3,850,000	HSBC Bank	10/24/2017	1,242
USD19,282	JPY2,100,000	Citibank	11/2/2017	588
USD33,778	JPY3,754,000	Bank of America, N.A.	11/22/2017	332
USD194,322	JPY21,300,000	Bank of America, N.A.	12/15/2017	4,290
				$7,484

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $29,309,503,000, which represented 40.04% of the net assets of the fund. This amount includes $29,121,842,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.

Key to abbreviations and symbol

ADR = American Depositary Receipts

CAD = Canadian dollars

JPY = Japanese yen

USD/$ = U.S. dollars

See Notes to Financial Statements

8	New Perspective Fund

Financial statements

Statement of assets and liabilities

at September 30, 2017	(dollars in thousands)

Assets:
Investment securities in unaffiliated issuers, at value (cost: $45,340,557)		$73,127,938
Cash		105,415
Cash denominated in currencies other than U.S. dollars (cost: $18,763)		18,712
Unrealized appreciation on open forward currency contracts		7,484
Receivables for:
Sales of investments	$9,073
Sales of fund’s shares	89,268
Dividends and interest	96,965
Other	1,844	197,150
		73,456,699
Liabilities:
Payables for:
Purchases of investments	107,904
Repurchases of fund’s shares	74,666
Investment advisory services	22,579
Services provided by related parties	14,847
Trustees’ deferred compensation	5,167
Non-U.S. taxes	25,562
Other	1,205	251,930
Net assets at September 30, 2017		$73,204,769

Net assets consist of:
Capital paid in on shares of beneficial interest		$41,349,228
Undistributed net investment income		222,775
Undistributed net realized gain		3,858,930
Net unrealized appreciation		27,773,836
Net assets at September 30, 2017		$73,204,769

(dollars and shares in thousands, except per-share amounts)
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized (1,685,644 total shares outstanding)
	Net assets	Shares outstanding		Net asset value per share
Class A	$40,526,892	930,863		$43.54
Class C	1,448,514	34,633		41.82
Class T	11	—	*	43.57
Class F-1	1,716,908	39,690		43.26
Class F-2	5,611,574	129,097		43.47
Class F-3	2,478,160	56,804		43.63
Class 529-A	1,893,079	43,978		43.05
Class 529-C	392,551	9,408		41.72
Class 529-E	83,532	1,962		42.58
Class 529-T	11	—	*	43.56
Class 529-F-1	96,978	2,255		43.00
Class R-1	85,541	2,062		41.49
Class R-2	556,666	13,294		41.87
Class R-2E	52,995	1,237		42.85
Class R-3	1,749,621	41,150		42.52
Class R-4	2,091,804	48,691		42.96
Class R-5E	1,539	36		43.40
Class R-5	1,691,265	38,822		43.56
Class R-6	12,727,128	291,662		43.64

*Amount less than one thousand.

See Notes to Financial Statements

New Perspective Fund	9

Statement of operations
for the year ended September 30, 2017	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $62,708)	$1,080,752
Interest (net of non-U.S. taxes of $14)	51,765	$1,132,517
Fees and expenses*:
Investment advisory services	248,077
Distribution services	132,011
Transfer agent services	58,538
Administrative services	17,568
Reports to shareholders	2,213
Registration statement and prospectus	1,828
Trustees’ compensation	1,247
Auditing and legal	261
Custodian	4,917
Other	1,745	468,405
Net investment income		664,112

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments in unaffiliated issuers	4,120,624
Forward currency contracts	32,558
Currency transactions	(18,483)	4,134,699
Net unrealized appreciation on:
Investments in unaffiliated issuers (net of non-U.S. taxes of $22,824)	7,769,414
Forward currency contracts	8,648
Currency translations	2,561	7,780,623
Net realized gain and unrealized appreciation		11,915,322
Net increase in net assets resulting from operations		$12,579,434

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets
	(dollars in thousands)

	Year ended September 30
	2017	2016
Operations:
Net investment income	$664,112	$563,323
Net realized gain	4,134,699	1,854,195
Net unrealized appreciation	7,780,623	3,648,312
Net increase in net assets resulting from operations	12,579,434	6,065,830

Dividends and distributions paid to shareholders:
Dividends from net investment income	(491,976)	(423,068)
Distributions from net realized gain on investments	(1,749,493)	(3,083,008)
Total dividends and distributions paid to shareholders	(2,241,469)	(3,506,076)

Net capital share transactions	1,805,467	2,335,701

Total increase in net assets	12,143,432	4,895,455

Net assets:
Beginning of year	61,061,337	56,165,882
End of year (including undistributed net investment income: $222,775 and $256,511, respectively)	$73,204,769	$61,061,337

See Notes to Financial Statements

10	New Perspective Fund

Notes to financial statements

1. Organization

New Perspective Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital. Future income is a secondary objective.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge*)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes T and 529-T†	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

*18 months for shares purchased on or after August 14, 2017.

†Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Cash — Cash includes amounts held in an interest bearing deposit facility.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

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Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Shares redeemed — The fund normally redeems shares in cash; however, under certain conditions and circumstances, payment of the redemption price wholly or partly with portfolio securities or other fund assets may be permitted. A redemption of shares in-kind is based upon the closing value of the shares being redeemed as of the trade date. Realized gains/losses resulting from redemptions of shares in-kind are reflected separately in the statement of operations.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related

12	New Perspective Fund

corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of September 30, 2017 (dollars in thousands):

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Information technology	$11,207,173	$6,853,458	$—	$18,060,631
Consumer discretionary	7,783,933	4,620,852	—	12,404,785
Financials	4,608,692	3,368,323	—	7,977,015
Consumer staples	1,728,357	5,363,367	—	7,091,724
Health care	4,907,767	2,065,930	—	6,973,697
Industrials	3,329,816	3,400,849	—	6,730,665
Materials	2,077,055	1,746,577	—	3,823,632
Energy	1,925,216	919,172	—	2,844,388
Telecommunication services	337,330	743,195	—	1,080,525
Other	546,790	162,477	—	709,267
Miscellaneous	730,345	65,303	—	795,648
Convertible bonds	—	169,270	—	169,270
Bonds, notes & other debt instruments	—	42,797	—	42,797
Short-term securities	—	4,423,894	—	4,423,894
Total	$39,182,474	$33,945,464	$—	$73,127,938

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$7,484	$—	$7,484

*	Securities with a value of $29,121,843,000, which represented 39.78% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

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4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $339,018,000.

14	New Perspective Fund

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the year ended, September 30, 2017 (dollars in thousands):

		Assets		Liabilities
Contract	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$7,484	Unrealized depreciation on open forward currency contracts	$—

		Net realized gain		Net unrealized appreciation
Contract	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$32,558	Net unrealized appreciation on forward currency contracts	$8,648

Collateral — The fund participates in a collateral program due to its use of forward currency contracts. The program calls for the fund to either receive or pledge highly liquid assets, such as cash or U.S. Treasury bills, as collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting“). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of September 30, 2017, if close-out netting was exercised (dollars in thousands):

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Bank of America, N.A.	$4,655	$—	$(4,519)	$—	$136
Bank of New York Mellon	999	—	(999)	—	—
Citibank	588	—	—	(580)	8
HSBC Bank	1,242	—	(1,158)	—	84
Total	$7,484	$—	$(6,676)	$(580)	$288

*Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended September 30, 2017, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2013, by state tax authorities for tax years before 2012 and by tax authorities outside the U.S. for tax years before 2010.

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Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; non-U.S. taxes on capital gains and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended September 30, 2017, the fund reclassified $265,178,000 from undistributed net investment income to capital paid in on shares of beneficial interest and $59,306,000 from undistributed net realized gain to undistributed net investment income to align financial reporting with tax reporting.

As of September 30, 2017, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$295,704
Undistributed long-term capital gains	3,583,584
Gross unrealized appreciation on investments	28,404,592
Gross unrealized depreciation on investments	(402,142)
Net unrealized appreciation on investments	28,002,450
Cost of investments	45,132,973

16	New Perspective Fund

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended September 30, 2017						Year ended September 30, 2016
					Total						Total
					dividends and						dividends and
	Ordinary		Long-term		distributions		Ordinary		Long-term		distributions
Share class	income		capital gains		paid		income		capital gains		paid
Class A	$278,040		$1,031,032		$1,309,072		$254,294		$1,906,486		$2,160,780
Class B1	—		590		590		—		4,904		4,904
Class C	—		39,750		39,750		—		75,632		75,632
Class T2	—		—		—
Class F-1	10,957		43,834		54,791		9,524		75,338		84,862
Class F-2	47,625		134,071		181,696		27,673		156,189		183,862
Class F-3[3]	—		—		—
Class 529-A	11,452		46,636		58,088		9,636		82,834		92,470
Class 529-B1	—		97		97		—		740		740
Class 529-C	—	[4]	10,341		10,341		—		18,762		18,762
Class 529-E	356		2,142		2,498		272		3,905		4,177
Class 529-T2	—		—		—
Class 529-F-1	726		2,261		2,987		560		3,503		4,063
Class R-1	—		2,552		2,552		—		5,298		5,298
Class R-2	55		15,442		15,497		—		30,183		30,183
Class R-2E	225		867		1,092		11		56		67
Class R-3	7,211		46,021		53,232		5,938		86,922		92,860
Class R-4	13,614		52,193		65,807		11,934		95,180		107,114
Class R-5E5	—	[4]	—	[4]	—	[4]	—	[4]	—	[4]	—	[4]
Class R-5	15,272		42,198		57,470		14,733		79,957		94,690
Class R-6	106,443		279,466		385,909		88,493		457,119		545,612
Total	$491,976		$1,749,493		$2,241,469		$423,068		$3,083,008		$3,506,076

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Class T and 529-T shares began investment operations on April 7, 2017.
[3]	Class F-3 shares began investment operations on January 27, 2017.
[4]	Amount less than one thousand.
[5]	Class R-5E shares began investment operations on November 20, 2015.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.600% on the first $500 million of daily net assets and decreasing to 0.355% on such assets in excess of $71 billion. For the year ended September 30, 2017, the investment advisory services fee was $248,077,000, which was equivalent to an annualized rate of 0.380% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide

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certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of September 30, 2017, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, T, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, T, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529“) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the net assets invested in the Class 529 shares of the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

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For the year ended September 30, 2017, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution	Transfer agent		Administrative		529 plan
Share class	services	services		services		services
Class A	$88,722	$40,700		$3,769		Not applicable
Class B1	95	15		Not applicable		Not applicable
Class C	13,631	1,501		685		Not applicable
Class T2	—	—	[3]	—	[3]	Not applicable
Class F-1	3,960	2,065		794		Not applicable
Class F-2	Not applicable	5,356		2,485		Not applicable
Class F-3[4]	Not applicable	46		434		Not applicable
Class 529-A	3,770	1,575		861		$1,178
Class 529-B1	15	3		1		1
Class 529-C	3,603	358		182		250
Class 529-E	383	41		39		53
Class 529-T2	—	—	[3]	—	[3]	—	[3]
Class 529-F-1	—	78		42		58
Class R-1	837	85		42		Not applicable
Class R-2	3,923	1,919		264		Not applicable
Class R-2E	228	72		19		Not applicable
Class R-3	8,110	2,326		814		Not applicable
Class R-4	4,734	1,730		949		Not applicable
Class R-5E	Not applicable	1		—	[3]	Not applicable
Class R-5	Not applicable	667		780		Not applicable
Class R-6	Not applicable	—	[3]	5,408		Not applicable
Total class-specific expenses	$132,011	$58,538		$17,568		$1,540

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Class T and 529-T shares began investment operations on April 7, 2017.
[3]	Amount less than one thousand.
[4]	Class F-3 shares began investment operations on January 27, 2017.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $1,247,000 in the fund’s statement of operations reflects $491,000 in current fees (either paid in cash or deferred) and a net increase of $756,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended September 30, 2017.

New Perspective Fund	19

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

				Reinvestments of						Net (decrease)
	Sales[1]			dividends and distributions				Repurchases[1]		increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended September 30, 2017

Class A	$2,355,666	59,969		$1,274,829		35,971		$(5,877,560)	(151,271)	$(2,247,065)	(55,331)
Class B2	92	2		586		17		(36,559)	(996)	(35,881)	(977)
Class C	230,637	6,049		39,182		1,144		(418,637)	(11,179)	(148,818)	(3,986)
Class T3	10	—	[4]	—		—		—	—	10	— [4]
Class F-1	434,091	11,097		53,767		1,526		(565,016)	(14,522)	(77,158)	(1,899)
Class F-2	3,332,324	85,710		171,816		4,862		(2,839,409)	(71,956)	664,731	18,616
Class F-3[5]	2,441,223	60,174		—		—		(143,519)	(3,370)	2,297,704	56,804
Class 529-A	162,998	4,228		58,084		1,657		(217,903)	(5,622)	3,179	263
Class 529-B2	15	—	[4]	97		3		(6,177)	(171)	(6,065)	(168)
Class 529-C	35,324	939		10,339		302		(60,409)	(1,604)	(14,746)	(363)
Class 529-E	6,590	172		2,498		72		(11,878)	(309)	(2,790)	(65)
Class 529-T3	10	—	[4]	—		—		—	—	10	— [4]
Class 529-F-1	19,686	511		2,983		85		(15,599)	(405)	7,070	191
Class R-1	11,306	299		2,550		75		(29,933)	(811)	(16,077)	(437)
Class R-2	117,413	3,118		15,486		451		(191,995)	(5,140)	(59,096)	(1,571)
Class R-2E	28,106	734		1,093		31		(8,028)	(209)	21,171	556
Class R-3	358,384	9,319		53,195		1,533		(512,315)	(13,453)	(100,736)	(2,601)
Class R-4	433,498	11,203		65,805		1,881		(517,006)	(13,505)	(17,703)	(421)
Class R-5E	1,435	39		—	[4]	—	[4]	(125)	(3)	1,310	36
Class R-5	351,867	8,909		57,411		1,621		(437,651)	(11,095)	(28,373)	(565)
Class R-6	2,865,261	72,653		385,071		10,866		(1,685,542)	(42,425)	1,564,790	41,094
Total net increase (decrease)	$13,185,936	335,125		$2,194,792		62,097		$(13,575,261)	(348,046)	$1,805,467	49,176

Year ended September 30, 2016
Class A	$2,454,907	68,536		$2,107,172		58,161		$(4,441,754)	(123,500)	$120,325	3,197
Class B	1,176	34		4,874		136		(75,161)	(2,144)	(69,111)	(1,974)
Class C	266,125	7,700		74,475		2,124		(336,172)	(9,750)	4,428	74
Class F-1	427,971	12,035		83,423		2,315		(356,922)	(10,020)	154,472	4,330
Class F-2	1,874,879	52,130		172,645		4,777		(723,745)	(20,335)	1,323,779	36,572
Class 529-A	151,746	4,273		92,452		2,578		(199,064)	(5,574)	45,134	1,277
Class 529-B	204	6		740		21		(10,990)	(316)	(10,046)	(289)
Class 529-C	37,853	1,097		18,759		536		(50,906)	(1,467)	5,706	166
Class 529-E	7,026	199		4,177		118		(10,721)	(302)	482	15
Class 529-F-1	18,438	519		4,062		114		(11,670)	(328)	10,830	305
Class R-1	11,126	324		5,294		152		(28,653)	(826)	(12,233)	(350)
Class R-2	111,097	3,212		30,152		859		(171,471)	(4,947)	(30,222)	(876)
Class R-2E	25,531	710		66		2		(1,158)	(32)	24,439	680
Class R-3	328,761	9,384		92,809		2,614		(461,634)	(13,146)	(40,064)	(1,148)
Class R-4	370,831	10,519		107,109		2,993		(478,646)	(13,619)	(706)	(107)
Class R-5E6	12	—	[4]	—		—		—	—	12	— [4]
Class R-5	321,431	8,982		94,652		2,615		(431,321)	(12,261)	(15,238)	(664)
Class R-6	2,275,215	64,231		545,611		15,060		(1,997,112)	(57,270)	823,714	22,021
Total net increase (decrease)	$8,684,329	243,891		$3,438,472		95,175		$(9,787,100)	(275,837)	$2,335,701	63,229

[1]	Includes exchanges between share classes of the fund.
[2]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[3]	Class T and 529-T shares began investment operations on April 7, 2017.
[4]	Amount less than one thousand.
[5]	Class F-3 shares began investment operations on January 27, 2017.
[6]	Class R-5E shares began investment operations on November 20, 2015.

20	New Perspective Fund

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $16,923,818,000 and $16,962,600,000, respectively, during the year ended September 30, 2017.

New Perspective Fund	21

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[4]		Ratio of net income (loss) to average net assets[2,4]
Class A:
9/30/2017	$37.41	$.39	$7.11	$7.50	$(.29)	$(1.08)	$(1.37)	$43.54	20.87%		$40,527		.75%		.75%		.98%
9/30/2016	35.80	.34	3.48	3.82	(.26)	(1.95)	(2.21)	37.41	10.91		36,897		.77		.77		.94
9/30/2015	38.12	.32	(.12)	.20	(.23)	(2.29)	(2.52)	35.80	.34		35,187		.75		.75		.84
9/30/2014	36.52	.37	3.28	3.65	(.30)	(1.75)	(2.05)	38.12	10.13		36,424		.76		.76		.98
9/30/2013	30.34	.34	6.17	6.51	(.33)	—	(.33)	36.52	21.65		34,514		.79		.79		1.04
Class C:
9/30/2017	35.98	.07	6.85	6.92	—	(1.08)	(1.08)	41.82	19.88		1,448		1.55		1.55		.18
9/30/2016	34.53	.05	3.35	3.40	—	(1.95)	(1.95)	35.98	10.03		1,390		1.57		1.57		.14
9/30/2015	36.91	.01	(.10)	(.09)	—	(2.29)	(2.29)	34.53	(.45)		1,331		1.55		1.55		.04
9/30/2014	35.43	.07	3.18	3.25	(.02)	(1.75)	(1.77)	36.91	9.28		1,377		1.55		1.55		.18
9/30/2013	29.44	.08	6.00	6.08	(.09)	—	(.09)	35.43	20.69		1,354		1.59		1.59		.24
Class T:
9/30/2017[5,6]	38.61	.27	4.69	4.96	—	—	—	43.57	12.85	[7,8]	—	[9]	.27	[7,8]	.27	[7,8]	.64	[7,8]
Class F-1:
9/30/2017	37.19	.35	7.07	7.42	(.27)	(1.08)	(1.35)	43.26	20.76		1,717		.83		.83		.91
9/30/2016	35.60	.32	3.47	3.79	(.25)	(1.95)	(2.20)	37.19	10.83		1,546		.84		.84		.88
9/30/2015	37.91	.30	(.12)	.18	(.20)	(2.29)	(2.49)	35.60	.31		1,326		.81		.81		.79
9/30/2014	36.34	.35	3.25	3.60	(.28)	(1.75)	(2.03)	37.91	10.04		1,203		.82		.82		.94
9/30/2013	30.19	.33	6.14	6.47	(.32)	—	(.32)	36.34	21.62		1,385		.82		.82		1.00
Class F-2:
9/30/2017	37.38	.47	7.08	7.55	(.38)	(1.08)	(1.46)	43.47	21.09		5,611		.55		.55		1.19
9/30/2016	35.77	.42	3.49	3.91	(.35)	(1.95)	(2.30)	37.38	11.13		4,130		.55		.55		1.18
9/30/2015	38.11	.40	(.13)	.27	(.32)	(2.29)	(2.61)	35.77	.57		2,644		.55		.55		1.06
9/30/2014	36.52	.46	3.28	3.74	(.40)	(1.75)	(2.15)	38.11	10.38		2,166		.54		.54		1.21
9/30/2013	30.35	.44	6.15	6.59	(.42)	—	(.42)	36.52	21.97		1,176		.54		.54		1.31
Class F-3:
9/30/2017[5,10]	37.16	.36	6.11	6.47	—	—	—	43.63	17.41	[7]	2,478		.45	[11]	.45	[11]	1.27	[11]
Class 529-A:
9/30/2017	37.01	.35	7.03	7.38	(.26)	(1.08)	(1.34)	43.05	20.76		1,893		.82		.82		.91
9/30/2016	35.43	.30	3.46	3.76	(.23)	(1.95)	(2.18)	37.01	10.80		1,618		.86		.86		.86
9/30/2015	37.75	.28	(.11)	.17	(.20)	(2.29)	(2.49)	35.43	.30		1,503		.84		.84		.75
9/30/2014	36.20	.34	3.23	3.57	(.27)	(1.75)	(2.02)	37.75	10.01		1,516		.85		.85		.90
9/30/2013	30.08	.32	6.11	6.43	(.31)	—	(.31)	36.20	21.57		1,379		.87		.87		.96

22	New Perspective Fund

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[4]		Ratio of net income (loss) to average net assets[2,4]
Class 529-C:
9/30/2017	$35.92	$.05	$6.83	$6.88	$—	$(1.08)	$(1.08)	$41.72	19.80%	$393		1.60%		1.60%		.13%
9/30/2016	34.49	.03	3.35	3.38	—	(1.95)	(1.95)	35.92	9.95	351		1.63		1.63		.08
9/30/2015	36.89	(.01)	(.10)	(.11)	—	(2.29)	(2.29)	34.49	(.48)	331		1.62		1.62		(.03)
9/30/2014	35.43	.04	3.18	3.22	(.01)	(1.75)	(1.76)	36.89	9.18	341		1.63		1.63		.11
9/30/2013	29.46	.06	6.00	6.06	(.09)	—	(.09)	35.43	20.61	317		1.66		1.66		.17
Class 529-E:
9/30/2017	36.62	.26	6.96	7.22	(.18)	(1.08)	(1.26)	42.58	20.47	84		1.06		1.06		.67
9/30/2016	35.07	.22	3.42	3.64	(.14)	(1.95)	(2.09)	36.62	10.54	74		1.09		1.09		.62
9/30/2015	37.39	.19	(.11)	.08	(.11)	(2.29)	(2.40)	35.07	.04	71		1.09		1.09		.51
9/30/2014	35.87	.24	3.22	3.46	(.19)	(1.75)	(1.94)	37.39	9.75	73		1.09		1.09		.65
9/30/2013	29.81	.23	6.07	6.30	(.24)	—	(.24)	35.87	21.27	68		1.12		1.12		.71
Class 529-T:
9/30/2017[5,6]	38.61	.26	4.69	4.95	—	—	—	43.56	12.82 [7,8]	—	[9]	.29	[7,8]	.29	[7,8]	.62	[7,8]
Class 529-F-1:
9/30/2017	36.98	.44	7.01	7.45	(.35)	(1.08)	(1.43)	43.00	21.02	97		.61		.61		1.13
9/30/2016	35.41	.39	3.44	3.83	(.31)	(1.95)	(2.26)	36.98	11.07	76		.63		.63		1.09
9/30/2015	37.74	.37	(.12)	.25	(.29)	(2.29)	(2.58)	35.41	.47	62		.63		.63		.97
9/30/2014	36.18	.42	3.24	3.66	(.35)	(1.75)	(2.10)	37.74	10.27	60		.63		.63		1.12
9/30/2013	30.07	.39	6.10	6.49	(.38)	—	(.38)	36.18	21.80	50		.65		.65		1.18
Class R-1:
9/30/2017	35.70	.07	6.80	6.87	—	(1.08)	(1.08)	41.49	19.89	85		1.54		1.54		.18
9/30/2016	34.27	.05	3.33	3.38	—	(1.95)	(1.95)	35.70	10.01	89		1.56		1.56		.14
9/30/2015	36.65	.02	(.11)	(.09)	—	(2.29)	(2.29)	34.27	(.43)	98		1.54		1.54		.05
9/30/2014	35.21	.07	3.17	3.24	(.05)	(1.75)	(1.80)	36.65	9.28	102		1.55		1.55		.20
9/30/2013	29.27	.08	5.96	6.04	(.10)	—	(.10)	35.21	20.70	92		1.56		1.56		.26
Class R-2:
9/30/2017	36.03	.07	6.85	6.92	— [12]	(1.08)	(1.08)	41.87	19.87	557		1.55		1.55		.18
9/30/2016	34.56	.05	3.37	3.42	—	(1.95)	(1.95)	36.03	10.05	536		1.55		1.55		.16
9/30/2015	36.93	.03	(.11)	(.08)	—	(2.29)	(2.29)	34.56	(.40)	544		1.51		1.51		.08
9/30/2014	35.46	.07	3.19	3.26	(.04)	(1.75)	(1.79)	36.93	9.28	595		1.54		1.54		.20
9/30/2013	29.47	.10	6.00	6.10	(.11)	—	(.11)	35.46	20.74	599		1.53		1.53		.30
Class R-2E:
9/30/2017	37.01	.20	7.00	7.20	(.28)	(1.08)	(1.36)	42.85	20.26	53		1.24		1.24		.51
9/30/2016	35.67	.19	3.47	3.66	(.37)	(1.95)	(2.32)	37.01	10.46	25		1.24		1.24		.52
9/30/2015	38.12	.68	(.50)	.18	(.34)	(2.29)	(2.63)	35.67	.29 [8]	—	[9]	.95	[8]	.95	[8]	1.79	[8]
9/30/2014[5,13]	39.03	.03	(.94)	(.91)	—	—	—	38.12	(2.33)[7,8]	—	[9]	.05	[7,8]	.05	[7,8]	.08	[7,8]

See page 24 for footnotes.

New Perspective Fund	23

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[4]		Ratio of net income (loss) to average net assets[2,4]
Class R-3:
9/30/2017	$36.57	$.25	$6.95	$7.20	$(.17)	$(1.08)	$(1.25)	$42.52	20.44%		$1,750		1.09%		1.09%		.64%
9/30/2016	35.03	.21	3.41	3.62	(.13)	(1.95)	(2.08)	36.57	10.52		1,600		1.11		1.11		.60
9/30/2015	37.34	.19	(.11)	.08	(.10)	(2.29)	(2.39)	35.03	.04		1,573		1.09		1.09		.50
9/30/2014	35.83	.24	3.21	3.45	(.19)	(1.75)	(1.94)	37.34	9.75		1,670		1.10		1.10		.64
9/30/2013	29.79	.24	6.05	6.29	(.25)	—	(.25)	35.83	21.25		1,625		1.11		1.11		.73
Class R-4:
9/30/2017	36.94	.37	7.01	7.38	(.28)	(1.08)	(1.36)	42.96	20.80		2,092		.79		.79		.95
9/30/2016	35.37	.32	3.44	3.76	(.24)	(1.95)	(2.19)	36.94	10.84		1,814		.81		.81		.90
9/30/2015	37.69	.30	(.11)	.19	(.22)	(2.29)	(2.51)	35.37	.34		1,741		.79		.79		.80
9/30/2014	36.14	.36	3.24	3.60	(.30)	(1.75)	(2.05)	37.69	10.09		1,851		.80		.80		.95
9/30/2013	30.04	.34	6.10	6.44	(.34)	—	(.34)	36.14	21.63		1,643		.80		.80		1.03
Class R-5E:
9/30/2017	37.30	.47	7.04	7.51	(.33)	(1.08)	(1.41)	43.40	20.98		2		.59		.59		1.17
9/30/2016[5,14]	39.06	.35	.23	.58	(.39)	(1.95)	(2.34)	37.30	1.68	[7]	—	[9]	.70	[11]	.69	[11]	1.14	[11]
Class R-5:
9/30/2017	37.44	.49	7.10	7.59	(.39)	(1.08)	(1.47)	43.56	21.16		1,691		.49		.49		1.24
9/30/2016	35.82	.44	3.49	3.93	(.36)	(1.95)	(2.31)	37.44	11.19		1,475		.50		.50		1.21
9/30/2015	38.15	.41	(.11)	.30	(.34)	(2.29)	(2.63)	35.82	.64		1,435		.49		.49		1.09
9/30/2014	36.55	.48	3.27	3.75	(.40)	(1.75)	(2.15)	38.15	10.41		1,386		.49		.49		1.26
9/30/2013	30.37	.45	6.15	6.60	(.42)	—	(.42)	36.55	21.99		1,278		.50		.50		1.35
Class R-6:
9/30/2017	37.51	.51	7.11	7.62	(.41)	(1.08)	(1.49)	43.64	21.22		12,727		.45		.45		1.29
9/30/2016	35.88	.45	3.51	3.96	(.38)	(1.95)	(2.33)	37.51	11.26		9,398		.45		.45		1.25
9/30/2015	38.21	.44	(.13)	.31	(.35)	(2.29)	(2.64)	35.88	.68		8,200		.45		.45		1.15
9/30/2014	36.60	.49	3.29	3.78	(.42)	(1.75)	(2.17)	38.21	10.48		7,317		.45		.45		1.30
9/30/2013	30.41	.46	6.17	6.63	(.44)	—	(.44)	36.60	22.05		5,887		.45		.45		1.38

	Year ended September 30
	2017	2016	2015	2014	2013
Portfolio turnover rate for all share classes	28%	22%[15]	27%	25%	30%

[1]	Based on average shares outstanding.
[2]	For the year ended September 30, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.04 and .11 percentage points, respectively. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the periods shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[5]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[6]	Class T and 529-T shares began investment operations on April 7, 2017.
[7]	Not annualized.
[8]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[9]	Amount less than $1 million.
[10]	Class F-3 shares began investment operations on January 27, 2017.
[11]	Annualized.
[12]	Amount less than $.01.
[13]	Class R-2E shares began investment operations on August 29, 2014.
[14]	Class R-5E shares began investment operations on November 20, 2015.
[15]	Includes the value of securities sold due to a redemption of shares in-kind. The rate would have been 21% without the redemption of shares in-kind.

See Notes to Financial Statements

24	New Perspective Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of New Perspective Fund:

We have audited the accompanying statement of assets and liabilities of New Perspective Fund (the “Fund”), including the summary investment portfolio, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the three years in the period ended September 30, 2015 were audited by other auditors whose report, dated November 9, 2015, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New Perspective Fund as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California

November 8, 2017

New Perspective Fund	25

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (April 1, 2017, through September 30, 2017).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26	New Perspective Fund

	Beginning account value 4/1/2017	Ending account value 9/30/2017	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,125.33	$3.94	.74%
Class A – assumed 5% return	1,000.00	1,021.36	3.75	.74
Class C – actual return	1,000.00	1,120.57	8.19	1.54
Class C – assumed 5% return	1,000.00	1,017.35	7.79	1.54
Class T – actual return†	1,000.00	1,128.46	2.87	.56
Class T – assumed 5% return†	1,000.00	1,022.26	2.84	.56
Class F-1 – actual return	1,000.00	1,124.80	4.37	.82
Class F-1 – assumed 5% return	1,000.00	1,020.96	4.15	.82
Class F-2 – actual return	1,000.00	1,126.44	2.93	.55
Class F-2 – assumed 5% return	1,000.00	1,022.31	2.79	.55
Class F-3 – actual return	1,000.00	1,127.09	2.40	.45
Class F-3 – assumed 5% return	1,000.00	1,022.81	2.28	.45
Class 529-A – actual return	1,000.00	1,124.90	4.37	.82
Class 529-A – assumed 5% return	1,000.00	1,020.96	4.15	.82
Class 529-C – actual return	1,000.00	1,120.31	8.45	1.59
Class 529-C – assumed 5% return	1,000.00	1,017.10	8.04	1.59
Class 529-E – actual return	1,000.00	1,123.47	5.64	1.06
Class 529-E – assumed 5% return	1,000.00	1,019.75	5.37	1.06
Class 529-T – actual return†	1,000.00	1,128.20	3.13	.61
Class 529-T – assumed 5% return†	1,000.00	1,022.01	3.09	.61
Class 529-F-1 – actual return	1,000.00	1,126.26	3.20	.60
Class 529-F-1 – assumed 5% return	1,000.00	1,022.06	3.04	.60
Class R-1 – actual return	1,000.00	1,120.73	8.24	1.55
Class R-1 – assumed 5% return	1,000.00	1,017.30	7.84	1.55
Class R-2 – actual return	1,000.00	1,120.73	8.13	1.53
Class R-2 – assumed 5% return	1,000.00	1,017.40	7.74	1.53
Class R-2E – actual return	1,000.00	1,122.63	6.60	1.24
Class R-2E – assumed 5% return	1,000.00	1,018.85	6.28	1.24
Class R-3 – actual return	1,000.00	1,123.38	5.80	1.09
Class R-3 – assumed 5% return	1,000.00	1,019.60	5.52	1.09
Class R-4 – actual return	1,000.00	1,124.91	4.21	.79
Class R-4 – assumed 5% return	1,000.00	1,021.11	4.00	.79
Class R-5E – actual return	1,000.00	1,126.10	3.14	.59
Class R-5E – assumed 5% return	1,000.00	1,022.11	2.99	.59
Class R-5 – actual return	1,000.00	1,126.77	2.61	.49
Class R-5 – assumed 5% return	1,000.00	1,022.61	2.48	.49
Class R-6 – actual return	1,000.00	1,127.05	2.40	.45
Class R-6 – assumed 5% return	1,000.00	1,022.81	2.28	.45

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
†	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the share class began investment operations on April 7, 2017. The “assumed 5% return” line is based on 183 days.

New Perspective Fund	27

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2017:

Foreign taxes	$0.04 per share
Foreign source income	$0.49 per share
Long-term capital gains	$1,749,493,000
Qualified dividend income	100%
Corporate dividends received deduction	$531,882,000
U.S. government income that may be exempt from state taxation	$5,697,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2018, to determine the calendar year amounts to be included on their 2017 tax returns. Shareholders should consult their tax advisors.

28	New Perspective Fund

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32	New Perspective Fund

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New Perspective Fund	33

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Elisabeth Allison, 1946	1991	Trustee and Co-Director, The Stanton Foundation; former Senior Business Advisor, Harvard Medical School	3	None
Vanessa C. L. Chang, 1952	2000	Director, EL & EL Investments (real estate)	17	Edison International; Sykes Enterprises; Transocean Ltd.
Nicholas Donatiello Jr., 1960 Chairman of the Board (Independent and Non-Executive)	2008	President and CEO, Odyssey Ventures, Inc. (business strategy and marketing consulting); Lecturer, Graduate School of Business, Stanford University	3	Big 5 Sporting Goods Corporation; Dolby Laboratories, Inc.
Pablo R. González Guajardo, 1967	2014	CEO, Kimberly-Clark de México, S.A.B. de C.V.	7	América Móvil, S.A.B. de C.V.; Grupo Lala, S.A.B. de C.V.; Grupo Sanborns, S.A.B. de C.V.; Kimberly-Clark de México, S.A.B. de C.V.
William H. Kling, 1942	1987	President Emeritus and former CEO, American Public Media	10	None
Martin E. Koehler, 1957	2015	Independent management consultant; former Managing Director and Senior Advisor, The Boston Consulting Group	3	Delton AG; Deutsche Lufthansa AG
William I. Miller, 1956	1992	President, The Wallace Foundation	3	Cummins, Inc.
Alessandro Ovi, 1944	2005	Publisher and Editor, Technology Review; President, TechRev.srl; former Special Advisor to the Italian Prime Minister (2005–2008); former Special Advisor to the President of the European Commission (2001–2005)	3	Landi Renzo SpA; ST Microelectronics SNV
Josette Sheeran, 1954	2015	President and CEO, Asia Society; Vice Chair, World Economic Forum; Executive Director, United Nations World Food Program	3	None

Interested trustees5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Robert W. Lovelace, 1962 Vice Chairman of the Board and President	2001	President and Director, Capital Research and Management Company; Partner — Capital International Investors, Capital Research and Management Company; Vice Chairman of the Board, The Capital Group Companies, Inc.;[7] Director, Capital Group Private Markets, Inc.[7]	2	None
Joanna F. Jonsson, 1963 Senior Vice President	2008	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[7]	1	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

34	New Perspective Fund

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Walter R. Burkley, 1966 Executive Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company[7]
Noriko H. Chen, 1967 Senior Vice President	2015	Partner — Capital International Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]
Isabelle de Wismes, 1958 Vice President	2015	Partner — Capital World Investors, Capital Research Company[7]
Brady L. Enright, 1967 Vice President	2008	Partner — Capital World Investors, Capital Research and Management Company
Jonathan Knowles, PhD, 1961 Vice President	1998	Partner — Capital World Investors, Capital International, Inc.;[7] Director, The Capital Group Companies, Inc.[7]
Michael W. Stockton, 1967 Secretary	2013	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Jennifer L. Butler, 1966 Assistant Secretary	2013	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed, with the exception of Isabelle de Wismes, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

New Perspective Fund	35

Offices of the fund and of the investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Dechert LLP

One Bush Street, Suite 1600
San Francisco, CA 94104-4446

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

36	New Perspective Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete September 30, 2017, portfolio of New Perspective Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

New Perspective Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of New Perspective Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2017, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MCSI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

The Standard & Poor’s 500 Composite Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright© 2017 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds from Capital Group

The Capital AdvantageSM

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior long-term track record
Equity funds have beaten their Lipper peer indexes in 93% of 10-year periods and 98% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 80% of 10-year periods and 80% of 20-year periods.[2] Fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2016.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2016. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see americanfunds.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	On average, our management fees were in the lowest quintile 73% of the time, based on the 20-year period ended December 31, 2016, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Elisabeth Allison, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2016	$98,000
2017	$92,000

b) Audit-Related Fees:
2016	$18,000
2017	$14,000

c) Tax Fees:
2016	$14,000
2017	$14,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2016	None
2017	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2016	$1,169,000
2017	$1,161,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2016	None
2017	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2016	$3,000
2017	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,254,000 for fiscal year 2016 and $1,381,000 for fiscal year 2017. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were ------------------------------. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

New Perspective Fund®

Investment portfolio

September 30, 2017

Common stocks 93.56% Information technology 24.67%	Shares	Value (000)
Taiwan Semiconductor Manufacturing Co., Ltd.1	221,552,994	$1,593,438
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	2,954,600	110,945
Facebook, Inc., Class A2	9,802,000	1,674,868
ASML Holding NV1	6,292,109	1,073,378
ASML Holding NV (New York registered)	2,759,470	472,421
Alphabet Inc., Class C2	936,887	898,578
Alphabet Inc., Class A2	525,700	511,884
Microsoft Corp.	17,348,800	1,292,312
Broadcom Ltd.	4,473,400	1,084,978
Samsung Electronics Co., Ltd.1	428,488	963,116
Samsung Electronics Co., Ltd., nonvoting preferred1	7,128	12,875
Visa Inc., Class A	7,760,900	816,757
Murata Manufacturing Co., Ltd.1	5,265,241	778,434
Nintendo Co., Ltd.1	1,898,900	703,808
MasterCard Inc., Class A	4,595,900	648,941
AAC Technologies Holdings Inc.1	25,550,210	431,563
Texas Instruments Inc.	4,274,700	383,184
ON Semiconductor Corp.2	20,056,500	370,444
VeriSign, Inc.2	3,269,844	347,879
Amphenol Corp., Class A	3,084,600	261,081
Trimble Inc.2	6,634,000	260,385
Intel Corp.	6,653,000	253,346
Apple Inc.	1,642,200	253,096
Global Payments Inc.	2,282,000	216,858
Symantec Corp.	6,110,000	200,469
Naver Corp.1	295,700	192,763
SAP SE1	1,648,468	180,590
Largan Precision Co., Ltd.1	1,014,000	179,709
PayPal Holdings, Inc.2	2,745,580	175,799
TEMENOS Group AG (Switzerland)1	1,500,000	153,264
Keyence Corp.1	271,000	144,478
FLIR Systems, Inc.	3,644,000	141,788
QUALCOMM Inc.	2,730,700	141,560
Amadeus IT Group SA, Class A, non-registered shares1	2,101,394	136,777
DXC Technology Co.	1,250,000	107,350
Applied Materials, Inc.	2,000,000	104,180
Western Digital Corp.	1,200,000	103,680
Autodesk, Inc.2	900,000	101,034
MercadoLibre, Inc.	333,500	86,353
Halma PLC1	5,564,540	83,523
Flex Ltd.2	5,000,000	82,850
TE Connectivity Ltd.	913,975	75,915
Renesas Electronics Corp.1,2	6,229,611	67,972
Nokia Corp.1	11,199,580	67,087
MediaTek Inc.1	6,275,000	59,110
NetApp, Inc.	645,300	28,238

New Perspective Fund — Page 1 of 8

Common stocks Information technology (continued)	Shares	Value (000)
LG Display Co., Ltd.1	800,000	$21,440
Gemalto NV, non-registered shares 1	226,776	10,133
		18,060,631
Consumer discretionary 16.94%
Amazon.com, Inc.2	2,468,440	2,373,035
Naspers Ltd., Class N1	6,129,901	1,338,108
Priceline Group Inc.2	535,680	980,734
Norwegian Cruise Line Holdings Ltd.2	9,718,000	525,258
Tesla, Inc.2	1,442,000	491,866
Starbucks Corp.	9,079,100	487,638
Peugeot SA1	19,433,236	462,868
Netflix, Inc.2	2,549,000	462,261
LVMH Moët Hennessy-Louis Vuitton SE1	1,544,166	425,720
adidas AG1	1,630,170	368,761
Home Depot, Inc.	2,225,000	363,921
NIKE, Inc., Class B	6,645,000	344,543
Royal Caribbean Cruises Ltd.	2,414,800	286,250
Newell Brands Inc.	5,982,800	255,286
Suzuki Motor Corp.1	4,747,400	249,242
Hermès International1	471,740	237,841
Samsonite International SA1	52,248,200	224,204
MGM Resorts International	6,425,000	209,391
Industria de Diseño Textil, SA1	5,482,796	206,622
Altice NV, Class A1,2	9,857,000	197,691
Burberry Group PLC1	7,802,931	184,326
Wynn Resorts, Ltd.	1,221,100	181,846
McDonald’s Corp.	979,900	153,531
Walt Disney Co.	1,553,800	153,158
Kering SA1	371,180	147,755
CBS Corp., Class B	1,908,924	110,718
Melco Resorts & Entertainment Ltd. (ADR)	4,532,200	109,317
Ryohin Keikaku Co., Ltd.1	366,800	108,102
SES SA, Class A (FDR)1	4,614,673	100,903
DENSO Corp.1	1,848,800	93,631
Wynn Macau, Ltd.1	33,968,300	91,781
Valeo SA, non-registered shares1	1,175,000	87,318
Sony Corp.1	2,230,000	83,004
Ctrip.com International, Ltd. (ADR)2	1,310,000	69,089
Whirlpool Corp.	342,500	63,171
Twenty-First Century Fox, Inc., Class A	2,265,200	59,756
Domino’s Pizza, Inc.	299,000	59,366
YUM! Brands, Inc.	595,000	43,798
Hyundai Motor Co.1	98,654	12,975
		12,404,785
Financials 10.90%
JPMorgan Chase & Co.	11,172,300	1,067,066
CME Group Inc., Class A	6,942,800	941,999
AIA Group Ltd.1	111,018,600	823,347
Chubb Ltd.	4,220,800	601,675
Prudential PLC1	20,267,222	485,290
BNP Paribas SA1	5,791,770	467,357
Moody’s Corp.	2,989,700	416,196
BlackRock, Inc.	913,789	408,546

New Perspective Fund — Page 2 of 8

Common stocks Financials (continued)	Shares	Value (000)
DNB ASA1	16,718,080	$336,905
ICICI Bank Ltd. (ADR)	23,584,000	201,879
ICICI Bank Ltd.1	28,385,150	120,606
KBC Groep NV1	3,587,078	304,045
Société Générale1	3,630,000	212,356
Goldman Sachs Group, Inc.	812,326	192,676
Intercontinental Exchange, Inc.	2,682,000	184,253
UniCredit SpA1,2	6,524,547	138,959
Sampo Oyj, Class A1	2,265,112	119,808
Arch Capital Group Ltd.2	1,060,000	104,410
State Street Corp.	1,080,967	103,276
Bank of New York Mellon Corp.	1,685,700	89,376
Berkshire Hathaway Inc., Class A2	280	76,927
Bank of America Corp.	2,773,600	70,283
AXA SA1	2,215,000	67,010
T. Rowe Price Group, Inc.	725,000	65,721
Banco Santander, SA1	9,412,893	65,718
Oversea-Chinese Banking Corp. Ltd.1	7,639,500	62,983
Morgan Stanley	1,270,500	61,200
Credit Suisse Group AG1	3,227,213	51,091
Münchener Rückversicherungs-Gesellschaft AG 1	207,179	44,296
Banco Bilbao Vizcaya Argentaria, SA1	4,957,268	44,180
UBS Group AG1	1,425,985	24,372
Metlife, Inc.	403,800	20,977
Brighthouse Financial, Inc.2	36,709	2,232
		7,977,015
Consumer staples 9.69%
British American Tobacco PLC1	14,398,915	900,232
Nestlé SA1	10,542,047	882,911
Pernod Ricard SA1	6,378,796	881,997
Associated British Foods PLC1	9,834,326	421,108
Coca-Cola Co.	8,966,800	403,596
Philip Morris International Inc.	2,734,800	303,590
Coca-Cola HBC AG (CDI)1	7,064,949	239,288
Unilever NV, depository receipts1	3,860,338	228,559
Walgreens Boots Alliance, Inc.	2,797,213	216,001
Carlsberg A/S, Class B1	1,962,574	214,992
Costco Wholesale Corp.	1,282,800	210,751
L’Oréal SA, bonus shares1	883,207	187,660
Shoprite Holdings Ltd.1	12,172,500	186,028
Shiseido Co., Ltd.1	4,503,700	180,806
Mondelez International, Inc.	4,243,800	172,553
Japan Tobacco Inc.1	4,986,400	163,463
Uni-Charm Corp.1	6,050,000	138,865
Coca-Cola European Partners PLC	3,248,679	135,210
Seven & i Holdings Co., Ltd.1	3,397,700	131,234
Asahi Group Holdings, Ltd.1	3,113,300	126,047
Fomento Económico Mexicano, SAB de CV (ADR)	800,000	76,424
Fomento Económico Mexicano, SAB de CV	4,950,000	47,309
Danone SA1	1,457,922	114,391
Diageo PLC1	3,449,522	113,401
Reckitt Benckiser Group PLC1	1,086,400	99,270
PepsiCo, Inc.	748,100	83,361
Alimentation Couche-Tard Inc., Class B	1,744,700	79,562

New Perspective Fund — Page 3 of 8

Common stocks Consumer staples (continued)	Shares	Value (000)
Kao Corp.1	1,045,000	$61,616
Unilever PLC1	666,760	38,593
AMOREPACIFIC Corp.1	150,500	34,093
United Spirits Ltd.1,2	511,642	18,813
		7,091,724
Health care 9.53%
Regeneron Pharmaceuticals, Inc.2	2,219,947	992,583
Incyte Corp.2	6,623,200	773,192
Bayer AG1	4,145,893	564,976
Intuitive Surgical, Inc.2	491,400	513,946
Boston Scientific Corp.2	17,441,100	508,757
Novo Nordisk A/S, Class B1	10,526,710	505,370
Thermo Fisher Scientific Inc.	2,257,974	427,209
AstraZeneca PLC1	4,838,202	322,544
Vertex Pharmaceuticals Inc.2	1,804,000	274,280
Cerner Corp.2	3,664,600	261,359
Zoetis Inc., Class A	3,175,000	202,438
Roche Holding AG, non-registered shares, nonvoting1	651,481	166,311
Agios Pharmaceuticals, Inc.2	2,410,200	160,881
IDEXX Laboratories, Inc.2	1,017,000	158,133
Novartis AG1	1,839,051	157,811
Seattle Genetics, Inc.2	2,626,451	142,905
Medtronic PLC	1,628,800	126,672
Danaher Corp.	1,446,500	124,081
Gilead Sciences, Inc.	1,412,300	114,425
Ultragenyx Pharmaceutical Inc.2	2,122,900	113,066
CSL Ltd.1	960,000	100,928
Essilor International1	688,516	85,184
Grifols, SA, Class B, preferred nonvoting, non-registered shares1	3,791,766	82,953
Fresenius SE & Co. KGaA1	989,935	79,853
Eli Lilly and Co.	161,800	13,840
		6,973,697
Industrials 9.19%
Airbus SE, non-registered shares1	7,000,039	666,282
Ryanair Holdings PLC (ADR)2	5,248,261	553,272
ASSA ABLOY AB, Class B1	20,969,543	479,835
Johnson Controls International PLC	10,340,649	416,625
IDEX Corp.	3,023,500	367,265
Safran SA1	2,633,970	269,110
Deutsche Post AG1	5,615,000	249,963
Caterpillar Inc.	1,972,000	245,928
Boeing Co.	959,000	243,787
Eaton Corp. PLC	3,047,000	233,979
TransDigm Group Inc.	897,350	229,408
Deere & Co.	1,682,000	211,242
Geberit AG1	358,950	169,811
DSV A/S1	2,237,593	169,272
KONE Oyj, Class B1	3,139,779	166,268
General Electric Co.	6,616,900	159,997
Nielsen Holdings PLC	3,691,700	153,021
Fortive Corp.	1,956,403	138,494
Edenred SA1	4,892,421	133,129
Aggreko PLC1	9,955,677	125,360

New Perspective Fund — Page 4 of 8

Common stocks Industrials (continued)	Shares	Value (000)
Hoshizaki Corp.1	1,412,335	$124,210
Jardine Matheson Holdings Ltd.1	1,847,600	117,071
FedEx Corp.	500,000	112,790
International Consolidated Airlines Group, SA (CDI)1	12,857,534	102,272
Aalberts Industries NV, non-registered shares1	2,020,000	97,671
FANUC CORP.1	476,600	96,635
RELX PLC1	4,403,200	96,600
PageGroup PLC1	14,368,814	95,882
SMC Corp.1	241,800	85,334
C.H. Robinson Worldwide, Inc.	1,067,000	81,199
DP World Ltd.1	3,462,655	77,762
Hexcel Corp.	1,234,800	70,902
Lockheed Martin Corp.	188,000	58,334
Ingersoll-Rand PLC	600,800	53,573
Larsen & Toubro Ltd.1	2,525,314	44,177
Kubota Corp.1	1,878,000	34,205
		6,730,665
Materials 5.22%
Vale SA, ordinary nominative (ADR)	50,934,919	512,915
Vale SA, ordinary nominative	10,731,155	107,984
Asahi Kasei Corp.1	38,649,973	476,213
DowDuPont Inc.	6,490,005	449,303
Praxair, Inc.	3,203,100	447,601
Koninklijke DSM NV1	3,529,297	289,063
Sherwin-Williams Co.	735,000	263,159
LafargeHolcim Ltd.1	3,441,127	201,433
Potash Corp. of Saskatchewan Inc. (CAD denominated)	8,895,300	171,240
Chr. Hansen Holding A/S1	1,919,776	164,652
Newcrest Mining Ltd.1	8,420,577	138,373
LG Chem, Ltd.1	376,000	129,165
Shin-Etsu Chemical Co., Ltd.1	1,406,900	125,910
Rio Tinto PLC1	1,650,000	76,806
Monsanto Co.	611,500	73,270
Glencore PLC1	11,500,000	52,718
LANXESS AG1	633,081	49,979
BHP Billiton PLC1	2,398,900	42,265
Barrick Gold Corp.	1,845,600	29,696
CF Industries Holdings, Inc.	622,500	21,887
		3,823,632
Energy 3.88%
Reliance Industries Ltd.1	47,010,000	563,201
Enbridge Inc. (CAD denominated)	12,252,762	511,812
Schlumberger Ltd.	5,038,050	351,454
Canadian Natural Resources, Ltd.	10,438,000	349,593
Royal Dutch Shell PLC, Class B1	10,027,500	308,364
Royal Dutch Shell PLC, Class A1	405,558	12,222
Halliburton Co.	3,507,100	161,432
EOG Resources, Inc.	1,585,000	153,333
Occidental Petroleum Corp.	1,810,300	116,239
Ensco PLC, Class A	12,259,925	73,192
Chevron Corp.	575,700	67,645
ConocoPhillips	1,200,000	60,060
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)2	4,070,000	40,863

New Perspective Fund — Page 5 of 8

Common stocks Energy (continued)	Shares	Value (000)
Core Laboratories NV	399,500	$39,431
Oil Search Ltd.1	6,417,335	35,385
Cobalt International Energy, Inc.2	113,559	162
		2,844,388
Telecommunication services 1.48%
SoftBank Group Corp.1	6,062,234	490,011
América Móvil, SAB de CV, Series L (ADR)	19,004,500	337,330
Vodafone Group PLC1	41,543,367	116,366
MTN Group Ltd.1	7,953,498	73,121
Singapore Telecommunications Ltd.1	23,475,500	63,697
		1,080,525
Utilities 0.73%
Sempra Energy	1,749,600	199,682
AES Corp.	15,566,900	171,547
Enel SPA1	26,981,486	162,477
		533,706
Real estate 0.24%
American Tower Corp. REIT	899,800	122,985
Weyerhaeuser Co. REIT2	1,545,000	52,576
		175,561
Miscellaneous 1.09%
Other common stocks in initial period of acquisition		795,648
Total common stocks (cost: $40,703,028,000)		68,491,977
Convertible bonds 0.23% Energy 0.12%	Principal?amount (000)
Cobalt International Energy, Inc., convertible notes, 2.625% 2019	$2,964	756
Cobalt International Energy, Inc., convertible notes, 3.125% 2024	50,413	9,830
Weatherford International PLC 5.875% 2021	70,188	76,812
		87,398
Health care 0.11%
Bayer AG, convertible notes, 5.625% 2019	€56,300	81,872
Total convertible bonds (cost: $170,884,000)		169,270
Bonds, notes & other debt instruments 0.06% U.S. Treasury bonds & notes 0.06% U.S. Treasury 0.06%
U.S. Treasury 0.875% 2017	$42,800	42,797
Total bonds, notes & other debt instruments (cost: $42,796,000)		42,797
Short-term securities 6.05%
American Honda Finance Corp. 1.21%–1.26% due 11/15/2017–11/21/2017	118,200	118,018
ANZ New Zealand (International) Ltd. 1.29% due 12/8/20173	50,000	49,880
Apple Inc. 1.13%–1.17% due 10/3/2017–11/13/20173	131,300	131,181

New Perspective Fund — Page 6 of 8

Short-term securities	Principal?amount (000)	Value (000)
Australia & New Zealand Banking Group, Ltd. 1.25%–1.26% due 11/15/2017–11/20/20173	$100,000	$99,835
Bank of Montreal 1.30%–1.34% due 11/10/2017–12/13/2017	220,000	219,522
Bank of New York Mellon Corp. 1.18% due 12/5/2017	22,000	21,950
Bank of Nova Scotia 1.30%–1.33% due 11/2/2017–11/28/20173	100,000	99,841
Bank of Tokyo-Mitsubishi UFJ, Ltd. 1.18%–1.21% due 10/4/2017–10/20/2017	164,100	164,023
BMW U.S. Capital LLC 1.12% due 10/2/20173	35,000	34,997
BNP Paribas, New York Branch 1.16% due 10/5/2017	50,000	49,990
CAFCO, LLC 1.38% due 12/18/20173	25,000	24,929
Caisse d’Amortissement de la Dette Sociale 1.27%–1.36% due 10/2/2017–1/4/20183	134,800	134,530
Canadian Imperial Bank of Commerce 1.18% due 11/21/20173	100,000	99,826
Canadian Imperial Holdings Inc. 1.37% due 1/24/2018	100,000	99,577
Ciesco LLC 1.31% due 12/21/20173	70,600	70,383
Cisco Systems, Inc. 1.19% due 11/15/20173	50,000	49,927
Citibank, N.A. 1.24% due 10/2/2017	50,000	50,000
CPPIB Capital Inc. 1.31% due 1/5/20183	50,000	49,832
Export Development Canada 1.20% due 10/23/2017	50,000	49,963
Federal Home Loan Bank 1.02%–1.12% due 11/1/2017–2/21/2018	718,400	717,145
Gotham Funding Corp. 1.46% due 1/12/20183	35,000	34,860
Kells Funding, LLC 1.30% due 10/26/2017–10/27/20173	100,000	99,907
Liberty Street Funding Corp. 1.25%–1.31% due 10/3/2017–11/16/20173	65,000	64,968
Mizuho Bank, Ltd. 1.24%–1.30% due 10/11/2017–12/5/20173	216,800	216,557
Nestlé Finance International Ltd. 1.19% due 11/7/2017	50,000	49,940
Nordea Bank AB 1.24%–1.28% due 10/23/2017–1/16/20183	239,000	238,352
Old Line Funding, LLC 1.23% due 10/18/20173	15,000	14,990
Québec (Province of) 1.20% due 12/4/20173	50,000	49,896
Sumitomo Mitsui Banking Corp. 1.23%–1.31% due 11/2/2017–1/5/20183	260,000	259,484
Svenska Handelsbanken Inc. 1.23%–1.26% due 10/2/2017–12/12/20173	200,000	199,822
Thunder Bay Funding, LLC 1.24% due 11/6/20173	41,500	41,445
Toronto-Dominion Bank 1.27%–1.33% due 10/6/2017–12/21/20173	225,000	224,647
Total Capital Canada Ltd. 1.18%–1.21% due 10/5/2017–11/1/20173	199,900	199,793
Toyota Credit Canada Inc. 1.29% due 11/17/2017	50,000	49,920
Toyota Motor Credit Corp. 1.20% due 10/11/2017	100,000	99,963
U.S. Bank, N.A. 1.31% due 2/2/2018	30,000	30,014
U.S. Treasury Bills 1.06%–1.11% due 11/24/2017–12/7/2017	100,000	99,839
Victory Receivables Corp. 1.22%–1.35% due 10/10/2017–12/14/20173	64,300	64,156
Wal-Mart Stores, Inc. 1.11% due 10/4/20173	50,000	49,992
Total short-term securities (cost: $4,423,849,000)		4,423,894
Total investment securities 99.90% (cost: $45,340,557,000)		73,127,938
Other assets less liabilities 0.10%		76,831
Net assets 100.00%		$73,204,769

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

New Perspective Fund — Page 7 of 8

Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized appreciation at 9/30/2017 (000)
Purchases (000)	Sales (000)
USD54,799	JPY6,050,000	Bank of New York Mellon	10/12/2017	$999
USD1,598	JPY175,930	Bank of America, N.A.	10/19/2017	33
USD35,499	JPY3,850,000	HSBC Bank	10/24/2017	1,242
USD19,282	JPY2,100,000	Citibank	11/2/2017	588
USD33,778	JPY3,754,000	Bank of America, N.A.	11/22/2017	332
USD194,322	JPY21,300,000	Bank of America, N.A.	12/15/2017	4,290
				$7,484

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $29,309,503,000, which represented 40.04% of the net assets of the fund. This amount includes $29,121,842,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
2	Security did not produce income during the last 12 months.
3	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $2,604,030,000, which represented 3.56% of the net assets of the fund.

Key to abbreviations and symbols
ADR = American Depositary Receipts
CAD = Canadian dollars
CDI = CREST Depository Interest
€ = Euros
FDR = Fiduciary Depositary Receipts
JPY = Japanese yen
USD/$ = U.S. dollars

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

MFGEFPX-007-1117O-S60694	New Perspective Fund — Page 8 of 8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

New Perspective Fund:

We have audited the accompanying statement of assets and liabilities of New Perspective Fund (the “Fund”), including the summary investment portfolio, as of September 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the two years in the period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the investment portfolio as of September 30, 2017 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and investment portfolio are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and investment portfolio based on our audits. The financial highlights of the Fund for each of the three years in the period ended September 30, 2015 were audited by other auditors whose report, dated November 9, 2015, expressed an unqualified opinion on those statements

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and investment portfolio are free of material misstatement. Our audit included consideration of internal control over financial reporting as it relates to the schedule as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting as it relates to the schedule. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and investment portfolio, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and investment portfolio in securities referred to above present fairly, in all material respects, the financial position of New Perspective Fund as of September 30, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

November 8, 2017

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW PERSPECTIVE FUND

By /s/ Walter R. Burkley
Walter R. Burkley, Executive Vice President and Principal Executive Officer

Date: November 30, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Walter R. Burkley
Walter R. Burkley, Executive Vice President and Principal Executive Officer

Date: November 30, 2017

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: November 30, 2017